Exhibit 10.215

AMENDMENT TO CONSTRUCTION CONTRACTS ENTERED INTO

BY AND BETWEEN RIVER VENTURES, LLC AND BOVIS LEND LEASE, INC.

THIS AMENDMENT is executed and entered into as of February 15, 2006 by and between RIVER VENTURES, LLC, a North Carolina limited liability company (“Owner”) and BOVIS LEND LEASE, INC., a Florida corporation (“Construction Manager”).

WITNESSETH:

WHEREAS, Owner and Construction Manager have entered into the following contracts: (i) AIA Document A121CMc – 2003 Standard Form of Agreement Between Owner and Construction Manager dated August 30, 2005 along with AIA Document A201 (1997) General Conditions for the construction of the sitework, subsurface and foundation work for a new headquarters building (“Building”) for the benefit of Pharmaceutical Product Development, Inc., parent company and guarantor of Owner, and amended by Amendment No. 1 (“Sitework Contract”); (ii) AIA Document A121CMc – 2003 Standard Form of Agreement Between Owner and Construction Manager dated August 30, 2005 along with AIA Document A201 (1997) General Conditions for the construction of the shell building and parking structure for the Building (“Shell Contract”); (iii) AIA Document A121CMc – 2003 Standard Form of Agreement Between Owner and Construction Manager dated August 30, 2005 along with AIA Document A201 (1997) General Conditions for the construction of the upfit for the Building (“Upfit Contract”); and

WHEREAS, Owner and Construction Manager want to amend the Upfit Contract to incorporate the terms and conditions of the Sitework Contract and the Shell Contract to create one (1) set of Contract Documents and one (1) Guaranteed Maximum Price (“GMP”) for the Building project.

NOW, THEREFORE, for good and valuable consideration contained herein, the exchange, receipt and sufficiency of which are acknowledged, the parties agree as follows:

1. All the terms and conditions contained in the Sitework Contract and the Shell Contract are hereby incorporated into and made a part of the Upfit Contract. The AIA Document A121CMc part of the above consolidated contracts is referred to as the “A121 Contract” and the AIA Document A201 part is referred to as the “General Conditions”. The A121 Contract and the General Conditions is collectively referred to as the “Contract”. To the extent any of the terms and conditions of the Sitework Contract, the Shell Contract and the Upfit Contract conflict, the terms and conditions of the Upfit Contract will govern.

2. The first sentence of Section 5.2.4 of the A121 Contract is hereby deleted and replaced with the following:

“If Substantial Completion of the Project is not completed by February 27, 2007 (“SC Date”), as such date is adjusted pursuant to this Agreement, due to delays which are the responsibility of the Contractor hereunder, Owner shall be entitled to Liquidated Damages in the amount of $5,100.00 per day that the date of Substantial Completion of the Project exceeds the SC Date, as adjusted.”

3. A new Section 2.3.2.8 is added to the Contract as follows:

“Owner will be permitted to perform its Work to the Building pursuant to the Schedule and times detailed on the Master Construction Schedule (currently dated December 2, 2005), as such Schedule is amended in the future.”

4. All other terms and conditions in the Contract will remain in full force and effect.

5. All warranties, guarantees or other time related matters or issues shall be established and determined by the Date of Substantial Completion of the Work or in the case of any partial Certificate of Substantial Completion of a portion of the Work, warranties shall commence on the Date of Substantial Completion for that portion of the Work deemed to be Substantially Complete.

6. Section 9.8.1 of the General Conditions is hereby deleted and replaced with the following:

“Substantial Completion of the Project shall be achieved when Contractor receives approved final inspections for any and all required permits on all Work to be performed by Contractor to complete the Project under the Contract Documents. Notwithstanding the above, where the Contractor’s receipt of an approved final inspection is delayed because a building inspector fails to perform a final inspection within three (3) business days after receiving proper notice from Contractor that the Work or a portion of the Work is ready for final inspection, the Contract Time and SC Date will be extended by the number of days between the end of the above 3 business day period and when the building inspector performs the relevant final inspection.”

7. The Brownfields Agreement date of “May 4, 2005” in the second sentence of Section 10.7.1 of the General Conditions is hereby deleted and replaced with “December 9, 2005” and a new Exhibit B consisting of the December 9, 2005 Brownfields Agreement is attached hereto and incorporated herein by reference.

8. Amendment No. 1 dated August 12, 2005 is hereby revised to delete the sitework GMP and the attached GMP is incorporated herein by reference as Exhibit 1 and represents the complete and total GMP for the Project.

[The Next Page is the Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and the year first above written.

RIVER VENTURES, LLC

By:	PPD GP, LLC,
Its Manager

By:
Name:
Title:

BOVIS LEND LEASE, INC.

By:
Name:
Title:

Foundation GMP Update

PPD Headquarters Building

    Wilmington, NC

    August 11, 2005

PPD Corporate Headquarters

Foundation GMP Update

Wilmington, NC

Foundation GMP Update

Bovis Lend Lease is pleased to present the update to the Foundation GMP for the PPD Headquarters Building in Wilmington, NC. The update is based on our GMP submittal of April 28, 2005 and the additional clarifications presented in this document.

The revised GMP cost is $10,629,592 or $91.24/sf is based upon 116,506sf of Parking Deck. The cost difference between this GMP update and the April submission are the Pending Change Orders to date that we were requested to incorporate. These include increases for foundation redesign and rock excavation as well as deducts for dewatering, retaining walls, imported fill, and the subdrainage system. See the attached estimate and recap for further detail.

This update includes a deduct of $240,000 for the retaining wall allowance. That scope of work is in the Core and Shell GMP but the credit has been included within this foundation update to stay consistent with discussions at the jobsite. If this credit becomes part of the Foundation GMP, there will be no credit for it under the Core and Shell GMP.

Project Name:	PPD HEADQUARTERS BUILDING	Date:	August 11, 2005
Location:	Wilmington, NC	S. F. Project Area:	116,506
	Foundation GMP Update	Project Number:	24401100
Estimate No	3

CSI DIVISION	DESCRIPTION		Current Projected Cost	COST/ SQFT	% of Total
02	Site Work		$4,417,947	$37.92	41.56%
03	Concrete		$4,350,720	$37.34	40.93%
04	Masonry		$0	$0.00	0.00%
05	Metals		$0	$0.00	0.00%
06	Woods & Plastics		$0	$0.00	0.00%
07	Thermal & Moisture Protection		$168,872	$1.45	1.59%
08	Doors and Windows		$0	$0.00	0.00%
09	Finishes		$0	$0.00	0.00%
10	Specialties		$0	$0.00	0.00%
11	Equipment		$0	$0.00	0.00%
12	Furnishings		$0	$0.00	0.00%
13	Special Construction		$0	$0.00	0.00%
14	Conveying		$0	$0.00	0.00%
15	Mechanical Systems		$124,720	$1.07	1.17%
16	Electrical Systems		$111,510	$0.96	1.05%
			$0	$0.00	0.00%

Total Direct Cost			$9,173,769	$78.74	86.30%

Subtotal			$9,173,769	$78.74	86.30%

General Conditions			$750,000	$6.44	7.06%

Design Fees- By Owner			$0	$0.00	0.00%
City Building Permit -Allowance			$66,000	$0.57	0.62%
Escalation		$0.00	$0	$0.00	0.00%
Project Contingency			$249,821	$2.14	2.35%
General Liability Insurance		1.230%	$130,744	$1.12	1.23%
Builder’s Risk Insurance-By Owner		0	$0	$0.00	0.00%

Subtotal			$10,370,334	$89.01	97.56%

Fee		2.500%	$259,258	$2.23	2.44%
Preconstruction		L.S	$0	$0.00	0.00%
Bond- Not Required		0.00%	$0	$0.00	0.00%

Total Building Construction Budget Amount			$10,629,592	$91.24	100.00%

PPD HEADQUARTERS BUILDING

Foundation GMP Update	8/10/2005

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
01 Foundation GMP

02000 SITEWORK & DEMOLITION

02160		Excav Support Systems
	—	Excavation sheeting system-Cape Fear	1.00	all	309,000.00	/all	309,000
		Excav Support Systems

							309,000

02220		Bulk Excavation
	—	Building Excavation-Cape Fear	1.00	sub	1,019,341.00	/sub	1,019,341
	—	Paving
	—	Fill at building-Cape Fear Paving	0.00	cy
	—	Laydown Area for Staging	1.00	Is	103,000.00	/ls	103,000
	—	Site Layout & Certification	1.00	Is	82,400.00	/Is	82,400
	—	Reduce amount of offsite fill	-1.00	Is	420,000.00	/ls	(420,000)
	—	Rock Excavation	1.00	cy	1.00	/cy	1
	—	Cape Fear Paving	4,200.00	cy	44.25	/cy	185,850
	—	East Coast Drilling	4,200.00	cy	29.10	/cy	122,220
	—	BLL Equipment and Labor	1.00	Is	22,000.00	/ls	22,000

		BulkExcavation					1,114,812

02241		Dewatering
	ob02	Dewatering Allowance					896,100
	—	Reduce dewatering allowance					(357,000)

		Dewatering					539,100
		1.374 Labor Hours
		0.46 Equipment Hours

02280		Soil Treatment	76,910.00	sqft
	010	Soil Termite Treatment by Concrete Sub
		76.91 Labor Hours

02290		Foundation Redesign
	—	Stone fill	10,400.00	ton	24.75	/ton	257,400
	—	Lean Concrete	3,300.00	cy	134.45	/cy	443,685
	—	Concrete revisions to foundation	1.00	Is	921,560.00	/Is	921,560
	—	CMU at waterproofing	30,300.00	sf	19.30	/sf	584,790
	—	Waterproofing	106,000.00	sf	4.60	/sf	487,600

		Foundation Redesign					2,695,035

02580		Pavement Marking	0.00	Each
	—	Pavement Markings-Cape Fear
		Paving

02710		Sub Drainage
	ob10	Perimeter Drain 6” (delete)	1,440.00	Inft
		Includes trench, gravel & filter fabric.
	ob50	6” Under Slab Drain (delete)	5,225.00	If
		Includes trench, gravel & filter fabric.
		Sub Drainage
		646.941 LaborHours
		168.625 Equipment hours

02838		Retaining Walls
		Reduce retaining walls allowance	-1.00	Is	240,000.00	/Is	(240,000)
		This is actually a Core and Shell item.
		Retaining Walls

							(240,000)

PPD HEADQUARTERS BUILDING

Foundation GMP Update	8/10/2005

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
		SITEWORK & DEMOLITION					4,417,947
		725,225 Labor hours
		169,083 Equipment hours

3000 CONCRETE

03050		Excavate for Concrete
	010	Wall Footing Excavation by Machine	1,686.00	cuyd
	020	Column Footing Excavation by Machine	2,057.00	cuyd
	030	Interior Backfill & Compact Footings	3,500.00	cuyd
	055	Fine Grade Mat Footings	10,723.00	sqft
	055	Fine Grade Wall Footings	11,785.00	sqft
	dew1	Dewater/Demuck Foundations	1.00	allo	36,050.00	/allo	36,050

		Excavate for Concrete					36,050
		3,729.664 Labor hours
		1,839.44 Equipment hours

03100		Concrete Forms & Access
	220	Wall Footing Forms (4 Use)	6,308.00	sqft
	255	Column Footing Forms (4 Use)	6,944.00	sqft
	527	Keyway In Footing	3,154.00	lnft
	626	Wall Forms to 20’ (4 Use)	34,996.00	sqft
	642	Const Joints/ Bulkheads @ Walls	151.00	Inft
	703 733	Edge Forms on Grade (6’) (3 use) SOG Bulkheads <12’	155.00 1,000.00	Inft Inft
	736	Turn Down Slab Edge Form	155.00	lnft
	739	Screed Forms	74,924.00	sqft
	804	Column Forms (4 use)	10,268.00	sqft
	840	Column Forms - 42” dia. Tubes	80.00	loft
	903	Beam Forms (4 use)	31,469.00	sqft
	905	Beam Bottom Form - 3/4” Plywood	17,427.00	sqft
	920	Flat Slab Forms (4 use)	66,591.00	sqft
	926	Bulkhead Flat Slab Forms	402.00	lnft
	940	Elevated Edge Forms 8”	1,736.00	Infl
	1120	Topping Screeds	66,591.00	sqft
		Concrete Forms & Access
		24,141.011 Labor hours

03200		Concrete Reinforcement
	010	Rebar Column Footings	116.00	ton
	010	Rebar Wall Footings	89.00	ton
	010	RebarSOG	5.00	ton
	010	Grade8oupcharge	15.00	ton
	010	Rebar Column	42.00	ton
	010	RebarWalls	61.00	ton
	010	Rebar Beams	229.00	ton
	010	Rebar Elevated Slab	50.00	ton
	028	Welded wire mesh-6x6 - w2.9 x w2.9 #6	82,587.00	sqft
		Concrete Reinforcement
		13,348.454 Labor hours

03300		Place Concrete
	015	Place Concrete Wall Footings	1,636.00	cuyd
	020	Place Concrete Column Footings	1,971.00	cuyd
	045	Place Concrete WaIl	981.00	cuyd
	050	Gravel/stone Fill Under Slab	1,609. 00	cuyd
	065	Fine Grade Slab-on-Grade Subgrade	75,079.00	sqft
	070	Place Concrete Slab On Grade	1,609.00	cuyd

PPD HEADQUARTERS BUILDING

Foundation GMP Update	8/10/2005

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
03300		Place Concrete
	080	Place Concrete Columns Rectangular	234.00	cuyd
	090	Place Concrete Beams	1,311.00	cuyd
	095	Place Concrete Flat Slab	1,139.00	cuyd
	115	Blow off/clean area to be poured	66,591.00	sqft
	175	Concrete Stairs Complete	78.00	each
	180	Place Concrete Steps On Grade Complete	12.00	each
	180	Metal Pan Stair Fill	32.00	each
		Place Concrete
		11,401.65 Labor hours
		272.32 Equipment hours

03310		CIP Conc (Isum unit cost)
		Cast in place Concrete Foundation	1.00	sub	4,314,670.00	/sub	4,314,670

		CIP Conc (Isum unit cost)					4,314,670

03345		Concrete Finishing
	901	Steel Trowel Finish SOG	75,079.00	sqft
	901	Steel Trowel Finish Elevated Slab	66,591.00	sqft
	904	Rub and Patch Concrete	100,000.00	sqft
	908	Cure Concrete (curing compound)	161,670.00	nqft
		Concrete Finishing
		6,373.40 Labor hours

03365		Post-tensioned Concrete
	104	Furnish PT Cables w/Support Bars (per sqft)	66,591.00	sqft
	105	Install PT Cables w/Pocket Patching (S/C per sqft)	66,591.00	sqft

03380		Concrete Hoisting/Equip.
	ob05	Concrete pump (per cuyd total)	8,881.00	cuyd
	obO5	Crane Pads	2.00	each
	obO5	Cranes	4.00	mnth
	ob15	Concrete Equipment	8,881.00	cuyd
		shy Safety	1.00	Is
		Concrete Hoisting/Equip.
		8,887.00 Labor hours
		8,887.00 Equipment hours

03385		Concrete Mgmnt. & Lay-out
	10	Field Engineer	17.00	week
	20	Rodman	17.00	week
	30	Lay-out Crew (L&E)	17.00	week
	40	Concrete Foreman	17.00	week
	50	Assistant Project Manager	17.00	week
	60	Assistant Superintendent	17.00	week
		Concrete Mgmnt. & Lay-out
		4,760.00 Labor hours
		680.00 Equipment hours

03390		Ready-mix Concrete
	40rg	5,000 psi regular weight Footings	3,607.00	cuyd
	40rg	4,000 psi regular weight SOG	1,609.00	cuyd
	40rg	4,000 psi regular weight Walls	981.00	cuyd
	70rg	8,000 psi regular weight -Columns	234.00	cuyd
	70rg	5,000 psi regular weight Elevated Slab	1,139.00	cuyd
	add	Admixtures	8,881.00	cuyd

03395		Misc Concrete Access.
	a005	Vapor Barrier 6 Mil Poly	75,079.00	sqft

PPD HEADQUARTERS BUILDING

Foundation GMP Update	8/10/2005

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
03395		Misc. Concrete Access.
	a040	Waterstop - Rubber - 8”	2,914.00	Inft
	a075	Expansion Joint 1/2 x 6’	4,000.00	Inft
		Misc. Concrete Access.
		561.163 Labor hours

CONCRETE							4,350,720

		73,202.34 Labor hours
		11,678.76 Equipment hours

7000 MOISTURE PROTECTION

07100		Dampproof & Waterproof
		Waterproof Foundation WaIls	1.00	SUB	168,872.00	/SUB	168,872

		Dampproof & Waterproof					168 872

		MOISTURE PROTECTION					168,872

15000 MECHANICAL

15400		Plumbing
	—	Plumbing Systems Rough in Garage	116,328.00	sqft	1.072	/sqft	124,720

		Plumbing					124,720
		116,328.00 Labor hours

		MECHANICAL					124,720
		116,328.00 Labor hours

16000 ELECTRICAL

16100		Electrical
	—	Electrical Systems Rough In Garage	116,328.00	sqft	0.96	/sqft	111,510

		Electrical					111,510
		116,328.00 Labor hours

		ELECTRICAL					111,510
		116,328.00 Labor hours

		01 Foundation GMP					9,173,769

		306,583.563 Labor hours
		11,847.84 Equipment hours

Project Name:	PPD Headquarters Building		Date: August 11, 2005
Location:	Wilmington, NC		S.F. Project Area: 116,506
	Foundation GMP Update		Project Number: 24401100
Estimate No

		Est. No.	Est. No.

		3	2

CSI DIVISION	DESCRIPTION	Current Projected Total	Previous Total 4/28/2006 GMP	Difference
02	Site Work	$4,417,947	$2,522,200	$(1,895,747)
03	Concrete	$4,350,720	$4,350,720	$0
04	Masonry	$0	$0	$0
05	Metals	$0	$0	$0
06	Woods & Plastics	$0	$0	$0
07	Thermal & Moisture Protection	$168,872	$168,872	$0
08	Doors and Windows	$0	$0	$0
09	Finishes	$0	$0	$0
10	Specialties	$0	$0	$0
11	Equipment	$0	$0	$0
12	Furnishings	$0	$0	$0
13	Special Construction	$0	$0	$0
14	Conveying	$0	$0	$0
15	Mechanical Systems	$124,720	$124,720	$0
16	Electrical	$111,510	$111,510	$0
	Construction Contingency	$0	$0	$0

	Total Direct Cost	$9,173,769	$7,278,022	$(1,895,747)

	Sub Total	$9,173,769	$7,278,022	$(1,895,747)

	General Conditions	$750,000	$750,000.00	$0

	Design Fees- By Owner	$0		$0
	City Balding Permit -Allowance	$66,000	$66,000.00	$0
	Escalation	$0	$0.00	$0
	Project Contingency	$249,821	$253,627.00	$3806
	General Liability Insurance	$130,744	$106,587.00	$(24,157)
	Builder’s Risk Insurance-By Owner	$0		$0

	Subtotal	$10,370,334	$8,454,236	$(1,916,098)

	Fee	$259,258	$211,356.00	$(47,902)
	Preconstruction	$0	$0.00	$0
	Bond- Not Required	$0	$0.00	$0

	Total Building Construction Budget Amount	$10,629,592	$8,665,592	$(1,964,000)

FOUNDATION GMP

PPD HeadQuarter Building

Wilmington, NC

April 28, 2005

PPD Corporate HeadQuarters

Wilmington, NC Summaries and Priorities

Executive Summary

This GMP for the Foundation Package is the first of three GMP’s that will be produced to complete the project. It is based upon the Parking Deck CD documents dated April 14, 2005 and the qualifications presented in this GMP proposal. The GMP cost of $8,665,592 or $74.38/sf is based upon 116,506sf of Parking Deck including contingency. Scope not covered in this GMP will be pick-up in the Shell and Core or Tennant GMP’s.

Our GMP does not include any monies for cost impacts or delays incurred for soil and water issues encountered.

The Foundation GMP is a limited scope of work and is intended to only be for the following scope of work

Excavation and backfill required for foundation

Concrete foundation and elevated slab up to but not including elevation 37

Ebeds, raceways, under slab rough in required for foundation.

The foundation GMP does not include the following:

Site Work other than garage excavation for Phase 1 or 2

Unit Masonry

Metal Fabrication, Metal Stairs, Rails or Grating

Steel Doors or Frames

Overhead Coiling Grills

Door Hardware

Glazing

Parking Control Equipment

Loading Dock Equipment

Elevators

Louvers

Any work not noted as specially included herein

In additions to the GMP there are other funding requirements that will require us to be released prior to the completion of the 2nd GMP on the Core and Shell. We ask that we be permitted to commit to contracts for those scopes of work, in addition to the GMP.

Foundation GMP	8,665,592
Precast Purchase	2,800,000
Long Lead Metals	1,000,000
Elevators	1,750,000

PPD Corporate HeadQuarters

Wilmington, NC Summaries and Priorities

Glazing Purchase	7,708,064
Concrete Frame	8,763,724
Long Lead Mechanical Equipment	2,000,000
Long Lead Electrical Equipment	750,000
Total Requested funding	$33,437,380

Bovis Lend Lease recommends a thorough review of this document by the Project Team. We have developed a project schedule that establishes a 20 month duration for the project, with no weather delays assuming a phased bid package approach and a 40 hour work week.

PPD Corporate HeadQuarters

Wilmington, NC Basis of Estimate

General Clarifications

The following definition represents the basis of our estimate. The estimated costs were developed based upon the Space Programming Report and Document drawings prepared to date by Cline Design Associates and Cooper Carry Inc. as indicated in the document log and the assumptions and clarifications updated under this section, along with project description and schedule data presented under other sections of this report.

1. Subcontractor bonds are included for all trades valued in excess of $100,000.

2. The pricing included does not anticipate any stoppage of construction work as a result of present PPD Operations. If interruptions in work are foreseeable with regards to interfacing with existing facilities or business decisions to perform only a portion of the work, a separate allowance will need to be defined.

3. We have included a 3% design contingency in this analysis.

4. It is understood that since the documents are not yet complete, the Owner, Architect and Bovis will work together to monitor completion of the design, in accordance with the intent and scope of the documents that form the basis of the budget. Should an increase in the budget be indicated due to deviations from such intent and scope during document completion, Bovis will recommend possible economies in order to protect the budget from increasing. If these economies are not accepted, the budget shall be increased to cover the increased cost and the associated General Conditions and Fee.

5. Any economies accepted by the Owner will also be accepted by the Architect and will be incorporated into the construction drawings and specifications as if they were part of the original design.

6. The GMF line item costs include items of work that will be subcontracted, as well as Bovis’ reimbursable costs. No guarantee exists on any separate line, Savings in any line item may be transferred to cover possible overruns of other line items.

7. The GMP is based on the premise that the design will meet alt codes, laws, ordinances, rules, and regulations in effect at the time that the budget was prepared. The budget shall be adjusted should any discrepancies between design and the aforementioned codes, laws or ordinances result in, or require, an increase in the Cost of the Work.

8. No testing is included.

9. The budget does not include Builders Risk insurance. General Liability insurance is included. The cost of a Payment and Performance Bond from Bovis Lend Lease is not included.

10. The budget includes a 12-month warranty of all work that begins the date of the temporary certification of occupancy or date of first service of equipment which ever comes first. Any extended warranties required by the Specifications will be exclusively managed by and contracted between the manufacturer/subcontractor and the Owner.

11. This proposal is based on mutually agreeable contract terms.

12. Sales Tax is included.

13. The additional cost for schedule compression, out-of-sequence operations, wage premiums for non-standard working timeframes, and associated operations are not included in the individual Trade Budget Estimates.

PPD Corporate HeadQuarters

Wilmington, NC Basis of Estimate

14. We have included the Town of Wilmington Building Permit Fee. All other fees and escrows are excluded and assumed budgeted separately by PPD.

15. No Costs is included for parking fees, shuttles or any other requirements due to lack of parking during normal work hours.

16. The following costs are not included in our estimate:

a.	Any Preconstruction costs

b.	Document Reproduction

c.	Security Systems

d.	FF&E

e.	Usage/Tap Fees

f.	Planning Fees

g.	Architectural Fees

h.	lmpact/Development Fees

Allowances:

1.	Dewatering	$870,000
2.	Excavation Support	$300,000
3.	Under slab piping	$78,131
4.	Utility Consumption	$25,000
5.	Building Permit	$66,000

PPD Corporate HeadQuarters

Wilmington, NC Basis of Estimate

Assumptions and Clarifications

Building Area

	PPD
Mechanical	6,073.00
12	19,004.00
11	18,868.00
10	28,540.00
9	28,540.00
8	28,540.00
7	28,540.00
6	28,540.00
5	28,540.00
4	28,540.00
3	32,176,00
2	38,918.00
1	61,231,00
P2	25,490.00	40,059.00
P1	—	76,447.00

GSF Office Building	401,540.00	116,506.00	GSF Garage

Site

1. The work included in this GMP is generally limited to Excavation of the Structure, Sheeting and Shoring of excavation, Concrete Frame to the top of the underside of elevation 37, Back fill of building, Mechanical & Electrical Sleeving, Mechanical and electrical path ways in concrete slab or under foundation slabs

2. We have not included electrical duct banks.

3. We have not included any work for Phase Two

4. Excavation will be shored to prevent cave in by sheeting and shoring.

5. Dewatering is included as an allowance.

6. Due to the uncertainty of the Phase two site work we are not including any keystone retaining walls on the south side of the building at this time.

7. We have included termite treatment for the slab on grade.

8. We do not include any handling, treatment, or disposal of characteristically hazardous material, soil, water etc. or unsuitable material.

9. We do not include excavation of rock, existing foundations, piping or other utility structures.

10. We have included 5,225lnft of under slab drainage piping for an allowance of $78,131. This piping is not shown on the drawings.

PPD Corporate HeadQuarters

Wilmington, NC Basis of Estimate

Concrete

1. We have assumed that concrete in the garage will not be architectural in nature and that the finish will be the natural finish that a grade b plywood will leave when the forms are pulled.(Class D Finish)

2. We have provided a floor finish of between F(F) 20 and F(L) 25 in lieu of 1/8” tolerance in10’-0” or similar forms of measure.

3. Curing of floor slabs will be with Kurex-DR VOX curing compound or equal in lieu of moisture cure.

4. Formwork is based on use of 23/32” thick SB exterior grade plywood

5. Rubbing cast-in-place concrete is excluded

6. In exposed ceiling areas we are grinding only the plywood seams.

7. We do not include the sealing of chamfered wall construction or control joints as Indicated on detail 4 on S0.1.

8. Our GMP is based on using wood formed pans.

9. Specification call for a class B finish on exposed concrete, pan slabs will be a Class D finish not class B.

10. We have not included precast embeds.

11. We have not included additional pricing for concrete referenced in email from Uzan and Case dated 4/25/05

Masonry

1. All masonry walls in the garage will be priced under the Core and Shell GMP.

Miscellaneous Metals

1. All metal stair will be priced under the Core and Shell GMP.

2. We have included cable rail at the garage area ramps.

Woods and Plastics

1. Not required.

Thermal and Moisture Protection

1. We have included a waterproofing system for the foundation walls.

2. No under slab waterproofing system is included. Section 5 & 6 on S0.2 are assumed to be in error.

Glass & Glazing

1. All Doom and Frames will be priced in the Core and Shell GMP

2. All glazing will be priced in the Core & Shell GMP.

PPD Corporate HeadQuarters

Wilmington, NC Basis of Estimate

3. Overhead coiling doors will be priced in the Core and Shell GMP.

Finishes

1. All Finishes will be priced in the Core And Shell GMP

2. Specialties

1. All specialties will be priced in the Core & Shell GMP.

Equipment

1. The parking gate and controller will be priced in the Core & Shell GMP.

2. Dock levelers will be priced in the Core & Shell GMP.

Furnishings

1. Not Required.

Conveying:

1. We assume the hydraulic elevator will be a hole less type not requiring a jack hole.

Mechanical:

1. We have included an allowance of $124,720 for all Plumbing, HVAC & Sprinkler sleeving or embedded in walls columns or slabs, no other work has been included

Electrical:

1. We have included an allowance of $111,510 electrical sleeving or conduit embedded in walls columns or slabs, no other work has been included.

Core and Shell 100% Document GMP with Scope Verification

PPD Headquarters Building

Wilmington, North Carolina

December 2, 2005

PPD Headquarters Building

Wilmington, NC

Summaries and Priorities

Executive Summary

This GMP for the Core and Shell Package is based upon the 100% Shell/Core CD documents indicated in the log and the qualifications presented in this proposal.

The cost of $48,438,021 or $93.50/sf is based upon the contract documents and this submittal.

This submittal incorporates the Scope Verification process per our understanding of the Contract Documents.

The additional cost for schedule compression, impacts and delays incurred to date as well as cumulative future costs and impacts, out of sequence operations, wage premiums for non- standard working timeframes and associated operations and all other costs, and impacts, both direct and indirect are not included in this GMP. This pricing will be submitted as part of the tenant GMP package pricing even though it may apply to the Foundation GMP, Core and Shell GMP, or Tenant GMP packages. This is based on an agreement arrived at in a Bovis/PPD on site meeting on November 3, 2005.

Scope or pricing items not covered in this GMP will be incorporated in the final Tenant Fitup GMP.

We have removed escalation from our estimate. Our GMP pricing is based on getting full approval of our GMP and being able to purchase or subcontract no later than December 16, 2005. Our GMP may change after that date due to volatile market conditions.

This GMP cannot be read in isolation from the others since cost exposure is not covered here in total.

We have not included any project/design contingency. We recommend that the owner carry some type of contingency for potential scope changes that may occur at a later date.

Bovis Lend Lease recommends a thorough review of this document by the Project Team.

PPD Headquarters Building

Wilmington, NC

Basis of Estimate

General Clarifications

The following definition represents the basis of our estimate. The estimated costs were developed based on documents prepared to date by Cline Design Associates and Cooper Carry Inc. as indicated in the document log and the assumptions and clarifications updated under this section, along with project description and schedule data presented under other sections of this report.

1.	Subcontractor bonds are included for all trades valued in excess of $100,000.

2.	The pricing included does not anticipate any stoppage of construction work as a result of present PPD Operations. If interruptions in the work occur with regards to interfacing with existing facilities or business decisions to perform only a portion of the work those costs will be addressed separately.

3.	We have excluded all project design and local authority contingencies for this GMP.

4.	Any economies accepted by the Owner will also be accepted by the Architect and will be incorporated into the construction drawings and specifications as if they were part of the original design.

5.	The 100% Document GMP line item costs include items of work that will be subcontracted, as well as Bovis’ reimbursable costs. No guarantee exists on any separate line. Savings in any line item may be transferred to cover possible overruns of other line items. In addition the savings from the Foundation GMP, the Core and Shell GMP, and at a later date, the Tenant GMP can be applied to each other at the discretion of Bovis Lend Lease.

6.	The 100% Document GMP is based on the premise that the design will meet all codes, laws, ordinances, rules, and regulations in effect at the time that the GMP was prepared. The GMP shall be adjusted should any discrepancies between design and the aforementioned codes, laws or ordinances result in, or require, an increase in the Cost of the Work.

7.	The GMP does not include Builders Risk insurance or Performance and Payment Bond. General Liability insurance is included,

8.	The GMP includes a 12-month warranty of all work that begins the date of the temporary certification of occupancy or date of first service of equipment which ever comes first. Any extended warranties required by the Specifications will be exclusively managed by and contracted between the manufacturer/subcontractor and the Owner.

9.	Our GMP pricing is based on all approved submittals, even if these submittals conflict with the specifications or document requirements.

10.	We take exception to Specification Section 15001 dated 10/3/2005 (100% MEP addendum). We intend to conform to industry standards respective to the submittal of materials and shop drawings. We anticipate review and return participation by the designer to allow execution of the work in accordance with the schedule and so as not to delay the progress of the work.

11.	We will provide red-lined drawings only in lieu of CADD generated documents for as-builts.

12.	Sales Tax is included.

PPD Headquarters Building

Wilmington, NC

Basis of Estimate

13.	The New Hanover County Building Permit Fee was included in the Foundation GMP of April 28, 2005. All other fees and escrows are excluded and assumed budgeted separately by PPD.

14.	No Costs is included for parking fees, shuttles or any other requirements due to lack of parking during normal work hours.

15.	We include the “incorporated” VE items as shown on the attached VE Log. The values are approximate and should be considered as “allowances”. These will be confirmed when documents reflecting the proposed changes are issued and priced.

16.	PPD is responsible for employing the services of 3rd party companies to test, store, and remediate any potential hazardous water, solutions, soils, or any other hazardous/unsuitable materials found on the project site. This includes processing purchase orders and payments with said companies.

17.	Bovis Lend Lease has contacted applicable, specialty companies, in good faith, under emergency response situations to remediate and handle unsuitable water, solution, soils, and materials on behalf of PPD; however, Bovis Lend Lease, Inc. does not direct, provide means/methods, supervision for any companies responding to remediation activities on site unless so directed by the Owner. In addition, Bovis Lend Lease, Inc. does not accept liability for any actions taken by any such company during the resolution of reference remediation activities. Any and all companies providing remediation or containment activities are considered direct hire companies by PPD, Inc., except for those that are already under agreement with Bovis, i.e. Cape Fear.

18.	The following costs are not included in our estimate:

a.	Document Reproduction

b.	Any Preconstruction costs

c.	Security, NV, Data, or Telecommunications Systems

d.	FF&E

e.	Usage/Tap Fees

f.	Planning Fees

g.	Architectural Fees

h.	Impact/Development Fees

i.	Power consumption costs

j.	Parking lot lighting including conduit, wire, bases, poles, or lamps.

k.	We do not include any items not specifically shown or detailed on the drawings, except for the allowance items specifically noted within this document.

l.	All work shown on the Capping Plan as shown on the following drawings. C1 dated 6/22/2005, C2 dated 10/28/2005, C3 dated 6/6/2005, C4 dated 8/2/05, CS dated 8/2/2005, C6 dated 8/2/2005, and C7 dated 6/6/2005.

PPD Headquarters Building

Wilmington, NC

Basis of Estimate

m.	Any items associated with the Tenant Fit-up

n.	Any items included in the Foundation GMP

Allowances:

1.	Fountain equipment	$100,000
2.	Site benches	$32,960
3.	Bicycle racks	$1,550
4.	Trash receptacles	$4,200
5.	Tables with umbrellas	$8,240
6.	Irrigation system	$98,000
7.	Elevator cab finishes (6 cabs)	$90,000
8.	Access doors	$5,150
9.	Temporary building signage	$7,500
10.	Parking Garage signage	$15,000
11.	Window washing system	$70,000
12.	V.E. Items Incorporated	see estimate for specifics

PPD Headquarters Building

Wilmington, NC

Basis of Estimate

Assumptions and Clarifications

Building Area-For Information Only

	PPD
Mechanical	6,073.00
12	19,004.00
11	18,868.00
10	28,540.00
9	28,540.00
8	28,540.00
7	28,540.00
6	28,540.00
5	28,540.00
4	28,540.00
3	32,176.00
2	38,918.00
1	61,231.00
P2	25,490.00	40,059.00
P1	—	76,447.00

GSF Office Building	401,540.00	6,506.00	GSF Garage

Site

1.	Irrigation is included on a design/assist basis. The GMP is based on achieving a design that meets an allowance of $98,000.

2.	There is no booster pump shown or specified for the irrigation system. We do not include.

3.	No specifications for site benches, bicycle racks, trash receptacles, or tables with umbrellas have been provided. These are included as allowances.

4.	We do not include any rock excavation or unsuitable soil removal and replacement.

5.	We exclude any work for the site capping plan in this GMP. We understand that this work will be paid separately outside of this, or any other, GMP.

6.	We include VE S-I. Reduce shrubs at parking lot islands, and sod, seed, mulch, and edging quantities per VE meeting with Cline Design ($20,370).

Concrete

1.	We include all cast-in-place concrete above and including the elev 37.0 level in this proposal. No foundation work is included.

2.	Slab pan voids are priced using wood instead of fiberglass or metal.

3.	Rubbing of cast-in-place concrete is not included.

4.	The precast panel sample has been selected and approved and is at the Gate Precast Company plant in Oxford, NC. Our price is based on proceeding on this basis.

PPD Headquarters Building

Wilmington, NC

Basis of Estimate

Structural Steel and Miscellaneous Metals

1.	Roof girder pricing is based on redesign submitted by SteelFab of 11/15/2005.

Woods and Plastics

1.	We have not included any woodwork, millwork, casework, finish carpentry, etc. in this GMP.

Thermal and Moisture Protection

1.	We do not include damproofing on the interior face of the precast panels except as shown at the Parking Levels.

2.	Metal roofing to be standard custom color to match aluminum composite panels.

3.	The soffit shown at detait1/A6.20 is aluminum composite panel.

4.	The single ply roofing is a Firestone membrane with fasteners to withstand 120mph sustained wind as per manufacturers recommendations.

Doors, Glass & Glazing

1.	We have allowed for 50 chase access doors in various locations.

2.	We have included 50sf of 5/16” thick fireproof ceramic glass in frame Type V.

3.	The pricing for the Curtainwall excludes missile impact glazing and louvers at the lower levels. This is as directed by the owner and AE.

Finishes

1.	All finishes above and including Level 1 are included in the Tenant Fitup unless noted otherwise.

2.	We only include finish painting on Levels P1 and P2 except for the Fitness Area (P204), which is assumed to be part of the Tenant Fitup.

3.	We also include any exterior painting and the painting of all stair handrails and exposed metal stairs.

4.	We include painted walkways, parking striping, and directional arrows on levels P1 and P2.

5.	We exclude painting of any exposed pipe except at the stairwells.

6.	We exclude painting of any exposed interior or exterior concrete.

7.	All ceilings, flooring, wall coverings, and millwork are excluded from this GMP. This work is included in the tenant fitup budget.

Specialties

1.	We include an allowance of $7,500 for building signage to obtain a Certificate of Occupancy. No other signage or lettering is included.

2.	We include an allowance of $15,000 for signage in the parking garage.

PPD Headquarters Building

Wilmington, NC

Basis of Estimate

Equipment

1.	We include an automatic parking gate with 10’ folding gate arm and controller. The card reader is not included.

2.	We include a window washing system by McClancy Access Systems consisting of roof and wall anchors, davits, and 4 davit masts and booms with roller. We have included this as an allowance since no specification was issued.

Furnishings

1.	Window blinds and shades are included in the Tenant Fitup Budget.

Conveying:

1.	The elevators are by Otis and include seven (7) Gen2 traction elevator systems and three (3) LVM holed hydraulic elevator systems.

Plumbing

1.	Storm drains are included as shown.

2.	Gas piping is excluded. None is shown.

3.	Hose bibs, showers, and mop basins have been provided per the approved submittals.

4.	We include the following Value Engineering allowances for Plumbing:

a.	P-1 Delete 2 hose bibs and reroute pipe through existing Mechanical Room sleeves to feed hose bibs and trap primers. ($10,000)

b.	P-2 Delete 6 Mixing valves at bathrooms. Those at showers to remain. ($13,000)

c.	P-3 Change specification on mop basin to the approved submittal basin. ($1,950)

d.	P-S Use PVC pipe and fittings in parking garage for 8” dia. and down. ($10,000)

e.	P-6 use galvanized hangers in parking garage and zinc plated hangers at all other locations for sanitary and storm piping. ($3,000).

Mechanical

1.	The temperature controls are DDC and included as described in the MEP Design Criteria and System Description, prepared by Dewberry, updated 2/15/2005.

2.	We exclude the Splitter dampers and Extractors (15840-5 H and I) in medium pressure ductwork.

3.	We include the following Value Engineering allowances for HVAC:

a.	M-1 Use 18-gauge material in supply ductwork to AHU’s. ($11,200)

b.	M-2 Go back to original louver and duct routing with 4 square louvers instead of 2 long louvers. ($25,000)

c.	M-3 Delete 2 of the 4 added 6” cored sleeves. ($1,500)

d.	M-5 Delete self-contained system for FCC and provide ventilation on thermostatic control. $4,000).

PPD Headquarters Building

Wilmington, NC

Basis of Estimate

Fire Protection

1.	We include a dry standpipe system for the stairwells, a fire pump, and mains only at each floor. The distribution pipe and heads are in the Tenant Fitup GMP.

2.	A dry sprinkler system is included for the Parking Garage fire protection.

Electrical

1.	Lighting for the parking deck and the core & shell is included as shown on the drawings.

2.	The (2) 600KW generators with associated ATS’s and gear are included.

3.	We exclude all Security, AN, Data, Telecommunications, Paging, CATV, and Satellite TV Systems.

4.	Fire alarm system is included with wiring run in EMT raceway. Fire alarm budget is for the Core and Shell only. The balance of the cost is in the Tenant Fitup GMP.

5.	We exclude conduits and circuits for electric heating convectors at the base of the exterior glass walls. None are shown.

6.	We include the Value Engineering allowance for E-2. Eliminate 4 each 4’ conduit stub outs of Conference room. ($4,000).

PPD Headquarters Building

Wilmington, NC

Estimate Detail

The following pages comprise our detailed estimate and reflect projected quantities, unit pricing, pricing extensions and associated taxes, insurances, bonding and fringe rates associated with each trade.

PPD HEADQUARTERS BUILDING

Core and Shell 100% Documents with Scope Verification

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
02-Shell Building

02000 SITEWORK & DEMOLITION
02210		Grading
	—	Grading/Paving (Cape Fear)	1.00	Is	1,394,619.99	/ls	1,394,620

		Grading					1,394,620

02510		Asphalt Paving
	ob02	Asphalt Paving	1.00	sub
		Asphalt Paving
		0.20 Labor hours
		0.06 Equipment hours

02514		Sidewalks
	n 032	Concrete Sidewalk	25,200.00	sf	4.12	/sf	103,824
	032	Transformer pad (By Miller Long)	752.00	sqft
	n 032	Entrance concrete Apron	1,342.00	sqft	10.30	/sqft	13,823
	n —	Concrete paving at Veh Spec	5,450.00	sf	12.36	/sf	67,362

		Pavers
		Sidewalks					185,009
		2,565.64 Labor hours

02515		Unit Payers
	n ob60	Plaza Payers on waterproofing	13,000.00	sqft	23.762	/sqft	308,907
	n ob60	Ped Specialty Payers Type A and B	10,000.00	sqft	11.33	/sqft	113,300
	n ob60	Vehicular Specialty Payers Type A	5,000.00	sqft	11.33	/sqft	56,650

		Unit Payers					478,857
		1,792.00 Labor hours
		896.00 Equipment hours

02525		Curb and Gutter
	—	Concrete Curb & Gutter-Cape	1.00	sub
	—	Fear Paving
		Replace Curb & Gutter	400.00	Inft	15.914	/Inft	6,365

		Curb and Gutter					6,365

02660		Water Distribution
		Water line (Cape Fear)	1.00	Is

02720		Storm Drainage
	—	Storm drainage (Cape Fear)	1.00	Is
	—	Sand filters (Cape Fear)	3.00	ea
	—	Plaza drains	5.00	ea	515.00	/ea	2,575
	—	4” pvc pipe at plaza drains	235.00	If	20.60	/It	4,841

		Storm Drainage					7,416

02730		Sanitary Sewer
	—	Sanitary sewer (Cape Fear)	1.00	Is

02800		Site Improve & Amenities
	—	6” curb at planters (See concrete)	410.00	If
	—	Planter wall 36” high (see concrete)	136.00	If
	—	Seat wall x 18” high (See concrete)	682.00	If
		Site Benches	16.00	each	2,121.800	/each	33,949
	—	Stairs at front entrance (See concrete)	277.00	If
	n —	Flagpoles	3.00	ea	2,575.00	lea	7,725
	—	Bicycle racks x 6 bicycles	2.00	ea	798.25	lea	1,597

PPD HEADQUARTERS BUILDING

Core and Shell 100% Documents with Scope Verification

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
02800		Site Improve & Amenities
	—	Trash receptacles	8.00	ea	540.75	/ea	4,326
	—	Tables with umbrellas Site Improve & Amenities			1,060.9.00	/ea	8,487

							56,084
02820		Fountains
	n —	Plaza Fountain (allow)	1.00	ls	103,000.00	/ls	103,000

		Fountains					103,000
02838		Retaining Walls
	ob15	Keystone retaining walls	3,600.00	sqft	30.90	/sqft
		Retaining Walls
		23,400,000 Labor hours					111,240

		797.72 Equipment hours					111,240
02900		Landscaping
	—	Plants, Lawns and Grasses	1.00	ls	396,550.00	/ls	396,550
	—	Irrigation (design/assist)	1.00	ls	100,940.00	/ls	100,940
	—	Add trees at City ROW	1.00	ls	16.086.00	/ls	16,068
	—	VE changes of 11_23_05 (S-1)	-1.00	ls	20,370.310	/ls	(20,370)

		Landscaping					493,188

		SITEWORK & DEMOLITION					2,835,778
		27,757.84 Labor hour
		1,693.77 Equipment hours

03000 CONCRETE
03100		Concrete Forms & Access
	626	Wall forms to 20’ (4 Use)	7,424.00	sqft
	642	Const Joints / Bulkheads @ Walls	200.00	lnft
	804	Column Forms (4 Use)	70,392.00	sqft
	838	Column Forms – 38” dia. Tubes	120.00	lnft
	903	Beam Forms (4 Use)	173,114.00	sqft
	905	Beam Bottom Form – 3/4” Plywood	111,449.00	sqft
	920	Flat Slab Forms	422,568.00	sqft
	926	Bulkhead Flat Slab Forms	4,217.00	lnft
	940	Elevated Edge Forms 8”	12,000.00	lnft
	1120	Topping Screeds	422,568.00	sqft
		Concrete Forms & Access
		92,008.474 Labor Hours

03200		Concrete Reinforcement
	010	Rebar Column	267.00	ton
	010	Rebar Walls	13.00	ton
	010	Rebar Beams	903.00	ton
	010	Rebar Elevated Slab	528.00	ton
		Concrete Reinforcement
		36,404.20 Labor hours

03300		Place Concrete
	045	Place concrete Wall	275.00	cuyd
	080	Place Concrete Columns Rectangular	1,535.00	cuyd
	090	Place Concrete Beams	7,224.00	cuyd
	095	Place concrete Flat Slab	7,825.00	cuyd
	115	Blow off/clean area to be poured	422,568.00	sqft
	175	Concrete Stairs Complete	700.00	each
	180	Metal Pan Stair Fill	36.00	cy
	180	Mechanical Pads Complete	862.00	sqft	8.49	/sqft	7,316
	180	Card Reader Pad	72.00	sqft	21.22	/sqft	1,528
	—	Exterior stair A7.60 ph 2	15.00	CY
	—	Grout base plates (by sub)	25.00	ea

PPD HEADQUARTERS BUILDING

Core and Shell 100% Documents with Scope Verification

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
03300		Place Concrete
—		Xpex waterproofing in joints			1.00	ls

		Place Concrete					8,844
		27,566.61 Labor hours
		281.712 Equipment hours

03345		Concrete Finishing
	901	Steel Trowel Finish Elevated Slab	422,568.00	sqft
	904	Rub and Patch Concrete	200.000.00	sqft
	908	Cure Concrete (curing compound)	422,568.00	sqft
		Concrete Finishing
		15,451.36 Labor hours

03365		Post-tensioned Concrete
	104	Furnish PT Cables w/Support	422,568.00	sqft
		Bars (per sqft)
	105	Install PT Cables w/Pocket	422,568.00	sqft
		Patching (S/C per sqft)

03380		Concrete Hoisting/Equip.
	005	Concrete pump (per cuyd total)	16,584.00	cuyd
	ob05	Cranes	6.00	mnth
	ob15	Concrete Equipment	16,584.00	cuyd
	sfty	Safety	1.00	ls
	—	Crane time for Precast and Curtainwall	6.00	mo	27,750.00/mo.		154,500

		Concrete Hoisting/Equip.					154,000
		16,590.00 Labor hours
		16,590.00 Equipment hours

03385		Concrete Mgmnt. & Lay-out
	10	Field Engineer	30.00	week
	20	Rodman	30.00	week
	30	Lay-out Crew	30.00	week
	40	Concrete Foreman	30.00	week
	50	Assistant Project Manager	30.00	week
	60	Assistant Superintendant	30.00	week
	—	Concrete Subcontract	1.00	ls	9,161,849.960/ls		9,161,850
	—	Site concrete	1.00	ls	317,425.400/ls		317,425

		Concrete Mgmnt. & Lay-out					9,479,275
		8,400.00 Labor Hours
		1,200.00 Equipment hours

03390		Ready-mix Concrete
	40rg	4,000 psi regular weight Walls	275.00	cuyd
	70rg	7k,6k,5k psi regular weight -Columns	1,535.00	cuyd

	70rg	5,000 psi regular weight Elevated Slab	15,049.00	cuyd
	add	Admixtures	16,584.00	cuyd

03450		Architectural Precast
		Precast panels (Gate)	93,737.00	sqft	35.35sqft		3,313,565

		Architectural Precast					3,313,565
		93,737.00 Labor hours

		CONCRETE					12,956,184
		290,157.633 Labor hours
		18,071.712 Equipment hours

PPD HEADQUARTERS BUILDING

Core and Shell 100% Documents with Scope Verification

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
0400 MASONRY
04201		“Unit Price” Masonry
	—	8” CMU Walls	43,500.00	sqft
	—	Masonry Subcontract (Joyner)	1.00	ls	484,203.00	/ls	484,203

		“Unit Price” Masonry					484,203
		43,500.00 Labor hours

		MASONRY					484,203

05000 METALS
05100		Structural Metal Framing
	n—	Steel/Joist! Sub (Steel Fab)	1.00	ls	721,000.00	/ls	721,000
	n—	Misc Iron Sub (Hughes)	1.00	ls	857,423.50	/ls	857,424
	n—	Additional crane time for trusses	1.00	ls	25,750.00	/ls	25,750
	—	Miscellaneous Iron-BLL labor	1.00	ls	56,650.00	/ls	56,650

		Structural Metal Framing					1,660,824

05300		Metal Decking
	010	Joist and Metal Roof Deck	28,000.00	sqft
		Metal Decking
		280.00 Labor hours
		280.00 Equipment hours

05500		Metal Fabrications
	013	Cooling Tower Dunnage (Allow)	1.00	ls
	040	Toilet Partitions Supports (allow)	876.00	lnft
	201	Cast Aluminum Stair Nosing	650.00	lnft
	—	Loading Dock Angle	40.00	lnft
	—	Pipe Bollards	24.00	each
	—	Flood Gate	3.00	ea
	—	EIev sump pit grate	5.00	ea
	—	EIev sill angles	92.00	ea
	—	Pipe Bollards Ph2	12.00	each
		Metal Fabrications
		1,010.30 Labor hours
		1,010.312 Equipment hours

05510		Metal Stairs & Ladders
	250	Metal Pan Steel Stairs	92.00	rise
	250	Metal Pan stairs at Mechanical Room	7.00	rise
	ob78	20” Wide Vertical Galvanized Steel Ladder	100.00	inft
	—	Alternating tread stair	1.00	ea
		Metal Stairs & Ladders
		180.44 Labor hours
		124.19 Equipment hours

05520		Handrails & Railings
	400	1” Dia, Pipe Rail 4 Line	1,250.00	inft
	404	1” Dia. Pipe Rail 1 Line Wall Mounted	1,370.00	inft
	—	7 Line Cable Rail (by (Miller and Long)	485.00	inft
	—	Exterior Guard rail 6”	380.00	inft
	—	Exterior Guard Rail 42”	685.00	if
		Handrails & Railings
		365.490 Labor hours
		365.490 Equipment hours

PPD HEADQUARTERS BUILDING

Core and Shell 100% Documents with Scope Verification

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
05800		Expansion Control
	—	Expansion joint cover	1.00	Is	49,440.00	/ls	49,440

		Expansion Control					49,440

		METALS					1,710,264
		1,836.223 Labor hours
		1,779.99 Equipment hours

06000		WOODS AND PLASTICS
06100		Rough Carpentry
	800	Wood Blocking	2,520.00	lnft	3.183	/lnft	8,020
	800	Roof & Miscellaneous Blocking	7,500.00	lnft	6.37	/lnft	47,741
		P3/4 3/4” Plywood-on Walls in mechanical rooms	6,180.00	sqft	2.39	/sqft	14,752

		Rough Carpentry					70,513
		5,010.00 Labor hours

		WOODS AND PLASTICS					70,513
		5,010.00 Labor hours

07000		MOISTURE PROTECTION

07100		Dampproof & Waterproof
	—	Seal Precast	100,000.00	sqft	0.62	/sqft	61,800
	—	Damproof Int of Precast (not req)	70,000.00	sqft
	—	Top out below grade waterproofing	1.00	sub	41,200.00	/sub	41,200

		Dampproof & Waterproof					103,000
		170,000.00 Labor hours

07210		Building Insulation
		Rigid Insulation on Precast	1.00	ls	154,500.00	/ls	154,500
		Sprayed insulation underside of lobby level	62,183.00	sf	2.142	/sf	133,221

		Building Insulation					287,721

07410		Metal Roof & Wall Panels
		Standing Seam Metal Roof	29,366.00	sqft	13.60	/sqft	399,260
		Metal soffit panels (see curtain wall)	4,400.00	sf

		Metal Roof & Wall Panels					399,260
		29,366.00 Labor hours

07500		Membrane Roofing
	n —	Roofing System (TPO)	30,877.00	sqft	9.09	/sqft	280,505
	—	Temporary roof during	20,000.00	sf	5.00	/sf	99,910
		Construction

		Membrane Roofing					380,415
		30,877.00 Labor hours
07730		Roof Garden System
	—	Garden Roof incl wp, planting med, payers	9,350.00	sqft	37.66	/sqft	352,091

		Roof Garden System					352,091
		9,350.00 Labor hours

07810		Applied Fireproofing (N)
	ob00	Spray On Fireproofing	1.00	ls	114,330.00	/ls	114,330
	—	Firestop between slabs and skin	1.00	ls	61,800.00	/ls	61,800

		Applied Fireproofing (N)					176,130

PPD HEADQUARTERS BUILDING

Core and Shell 100% Documents with Scope Verification

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
07920		Joint Sealants
		Joint Sealers	1.00	ls	61,800.00	/ls	61,800

		Joint Sealants					61,800

		MOISTURE PROTECTION					1,760,417
		239,593.00 Labor hours

08000 DOORS AND WINDOWS
08100		Metal Doors & Frames
	—	H.M. Frames	210.00	each
	—	H.M. Framed Sidelights	4.00	each
	—	H.M. Doors 3’-0” x 7’-0”	149.00	each
	—	Door, Frame Hdware sub	1.00	each	269,614.86	/ls	269,615

		Metal Doors & Frames					269,615

08210		Wood Doors
	—	Wood Doors 3’-0” x 7’-0”	76.00	each

05310		Access Doors & Panels new
	—	Access doors (allow)	50.00	each	106.09	/ea	5,305

		Access Doors & Panels-new					5,305

08360		Overhead Doors
	—	Coiling Doors and Dock Leveler	2.00	each	19,570.00	/ea	39,140

		Overhead Doors					39,140

08710		Door Hardware
		Door Hardware (see sub above)	225.00	leaf
		Door hardware at Alum doors	20.00	ea
		Door Hardware

08820		Interior Glass Partitions
	—	Glaze Sidelights	65.00	sqft	19.10	/sqft	1,241
	—	Fireproof ceramic glass	50.00	sqft	106.09	/sf	5,305

		Interior Glass Partitions					6,546
		65.00 Labor hours

08900		Glazed Curtain Wall
	—	Perimeter protection	1.00	ls	30,900.00	/sqft	30,900
	—	Exterior Glass Cleaning	110,000.00	sf	0.21	/sf	22,660
	—	Curtain Wall Sub (Cartner)	1.00	sf	7,060,649.97	/ls	7,060,650

		Glazed Curtain Wall					7,114,210

		DOORS AND WINDOWS
		65.00 Labor hours					7,434,815

09000 FINISHES
09220		Portland Cement Plaster
	n—	Exterior stucco soffit-Lobby	1,122.00	sf	21.22	/sf	23,807

		Portland Cement Plaster					23,807

09250		Gypsum Wallboard
	—	Drywall Subcontract-Core Shell	1.00	ls	2,729,499.99	/sf	2,729,500

		Gypsum Wallboard					2,729,500

09900		Painting & Coatings
05		Parking garage striping	246.00	sp	51.50	/sp	12,669
20		Paint Hollow Metal Frames	192.00	each	46.35	/each	8.999
20		Paint CMU	87,000.00	sqft	.67	/sqft	58,246
20		Paint Hollow Metal Doors	90.00	each	51.50	/each	4,635
20		Seal Concrete Floors	24,379.00	sqft	.03	/sqft	25,110

PPD HEADQUARTERS BUILDING

Core and Shell 100% Documents with Scope Verification

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
09900		Painting & Coatings
	20	Paint Handrails	3,400.00	lnft	3.09 /lnft		10,506

		Painting & Coatings					120,066

		FINISHES					2,873,373

10000		SPECIALTIES
10160		Metal Toilet Compartments
	10	TIt partitions/urinal screens	194.00	each	571.65	/each	110,900

		Metal Toilet Compartments					110,900
		517,333 Labor hours

10200		Louvers and Vents
	—	Louvers (by curtainwall and Mech)	805.00	sf

10440		Interior Signage
	—	Temporary bldg signage (Allowance)	1.00	allo	7,725.00	/allo	7,725
	—	Garage signage (allowance)	1.00	ls	15450.00	/ls	15,450

		Interior Signage					23,175

10500		Lockers
	—	Lockers	60.00	each	265.23	/each	15,914

		Lockers					15,914

10520		Fire Protection Specialty
		Fire Extinguishers/cabinets	137.00	each	122.57	/each	16,792

		Fire Protection Specialty					16,792

10800		Toilet & Bath Accessories
		Toilet Accessories Sub	1.00	ls	55,929.00	/ls	55,929

		Toilet & Bath Accessories					55,929

		SPECIALTIES					222,710
		517,333 Labor hours

1100		EQUIPMENT
11150		Parking Control Equipment
	—	Parking Gate and Controller with card readers	1.00	ls	10,300	/ls	10,300

		Parking Control Equipment					10,300

11160		Loading Dock Equipment
	—	Dock Levelor (See OH Doors)	1.00	each
	—	Dock Bumpers	4.00	each

11440		Cleaning & Disposal Equip
	—	Window washing equipment (allowance)	1.00	ls	72,100.00	/ls	72,100

		Cleaning & Disposal Equip					72,100

		EQUIPMENT					82,400

14000		CONVEYING SYSTEMS
14210		Electric Traction E!ev
	—	Shaft opening protection	1.00	ls	20,600.00	/ls	20,600
	—	Cab Allowance (6 cabs)	6.00	ea	15,450.00	/ea	92,700
	—	Temporary Elevator useage	1.00	ls	42,436.00	/ls	42,436
	—	Elevator Subcontract (Otis)	1.00	ls	1,442,000.00	/ls	1,442,000

PPD HEADQUARTERS BUILDING

Core and Shell 100% Documents with Scope Verification

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
		Electric Traction Elev						1,597,736

		CONVEYING SYSTEMS						1,597,736

15000		MECHANICAL
15300		Fire Protection
	—	Fire Protection Systems	1.00	sqft	860,049.99	/sqft		860,050

		Fire Protection						860,050
		1.00 Labor hours

15400		Plumbing
	—	Plumbing Systems	1.00	ls	1,675,810.00	/ls		1,675,810
	—	Roof drain changes	1.00	ls	729,239.99	/ls		729,240
	—	Other plumbing changes	1.00	ls	152,388.50	/ls	u	152,389
	—	VE changes of 11_23_05 (P-1)	-1.00	ls	10,000.27	/ls		(10,000)
	—	VE Changes of 11_23_05 (P-2)	-1.00	ls	12,999.63	/ls		(13,000)
	—	VE Changes of 11_23_05 (P-3)	-1.00	ls	1,949.79	/ls		(1,950)
	—	VE changes of 11_23_05 (P-5)	-1.00	ls	10,000.27	/ls		(10,000)
	—	VE Changes of 11_23_05 (P-6)	-1.00	ls	3,000.39	/ls		(3,000)

		Plumbing						2,519,488

15500		HVAC
	—	HVAC Systems	1.00	ls	4,180,769.99	/ls		4,180,770
	—	Fuel Oil Tank	1.00	ls	92,509.45	/ls		92,509
	—	Changes per 100% documents	1.00	ls	109,180.00	/ls		109,180
	—	Controls	1.00	ls	280,160.00	/ls		280,160
	—	Factory testing	1.00	ls	102,999.99	/ls		103,000
	—	VE changes of 11l_23_05 (M-l)	-1.00	ls	11,200.22	/ls		(11,200)
	—	VE changes of 11_23_05 (M-2)	-1.00	ls	25,000.15	/ls		(25,000)
	—	VE Changes of 11_23_05 (M-3)	-1.00	ls	1,499.68	/ls		(1,500)
	—	VE changes of 11_23_05 (M-5)	-1.00	ls	3,999.49	/ls		(3,999)

		HVAC						4,723,920

		MECHANICAL						8,103,458
		1.00 Labor hours

16000		ELECTRICAL
16100		Electrical
	—	Electrical Systems	1.00	ls	2,852,069.98	/ls		2,852,070
	—	Emergency generator	1.00	ls	377,660.83	/ls		377,661
	—	Fire alarm	1.00	ls	566,500.00	/ls		566,500
	—	VE changes of 11_23_05 (E-2)	-1.00	ls	2,249.52	/ls		(2,250)

		Electrical						3,793,981

		ELECTRICAL						3,793,981

		02-Shell Building						43,925,832
		608,438.03 Labor hours
		21,545.47 Equipment hours

Project Name:	PPD Headquarters Building	Date:	November 23, 2005
Location:	Wilmington, NC Core and Shell 100% Document GMP with Scope Verification	S.F. Project Area: Project Number:	518,046 24401100
Estimate No	8
		Est. No.	Est. No.
		8	6

CSI DIVISION	DESCRIPTION	Current Projected Total	GMP Budget of 7/28/05	Difference from 7/28/05 Budget
01	Staging & Logistics	$0	$0	$0
02	Site Work	$2,835,778	$2,192,955	$642,823
03	Concrete	$12,956,184	$12,001,401	$954,783
04	Masonry	$484,203	$489,250	$(5,047)
05	Metals	$1,710,263	$1,504,450	$205,813
06	Woods & Plastics	$70,513	$68,459	$2,054
07	Thermal & Moisture Protection	$1,760,417	$1,924,250	$(163,833)
08	Doors and Windows	$7,434,815	$7,023,149	$411,666
09	Finishes	$2,873,373	$3,014,470	$(141,097)
10	Specialties	$222,710	$196,581	$26,129
11	Equipment	$82,400	$85,450	$(3,050)
12	Furnishings	$0	$0	$0
13	Special Construction	$0	$0	$0
14	Conveying	$1,597,736	$1,591,200	$6,536
15	Mechanical Systems	$8,103,458	$7,091,200	$1,012,258
16	Electrical	$3,793,981	$2,828,000	$965,981

	Total Direct Cost	$43,925,831	$40,010,815	$3,915,016
	General Conditions	$2,676,987	$2,676,987	$0
	Extended General Conditions	$0	$0	$0
	Design Fees- By Owner	$0	$0	$0
	City Building Permit –Allowance	$0	$0	$0
	Inspection Fee	$58,000	$0	$58,000
	Escalation	$0	$901,172	$(901,172)
	Project Contingency	$0	$901,172	$(901,172)
	General Liability Insurance	$595,788	$568,431	$27,356
	Builder’s Risk Insurance-By Owner	$0		$0

	Subtotal	$47,256,606	$45,058,576	$2,198,029

	Fee	$1,181,415	$1,155,348	$26,067
	Bond- Not Required	$0	$0	$0

	Total Building Construction Amount	$48,438,021	$46,213,924	$2,224,096

Tenant Fitup GMP Based on 100% Documents With Scope Verification

PPD Headquarters Building

Wilmington, North Carolina

December 2, 2005

Tenant Fitup GMP Based on 100% Documents With Scope Verification

PPD Headquarters Building

Wilmington, NC

Executive Summary

This Tenant Fitup GMP with Scope Verification is based upon the 100% CD documents and the qualifications presented in this proposal and document log. The Tenant Fitup GMP with Scope Verification cost of $18,198,184 or $35.13/sf is based upon the contract documents and this submittal.

This submittal incorporates the Scope Verification process per our understanding of the Contract Documents.

The GMP is based on the attached schedule. The costs for future schedule compression, impacts and delays, out of sequence operations, wage premiums for non- standard working time frames and associated operations and all other costs, and impacts, both direct and indirect will be handled as a change order.

We have removed escalation from our GMP. Our pricing is based on getting full approval of our GMP and being able to purchase or subcontract no later than 2 weeks from date of submission. Our GMP may increase after that date due to volatile market conditions.

We have not included any project/design contingency. We recommend that the owner carry some type of contingency for potential scope changes that may occur at a later date. This GMP cannot be read in isolation from the others since cost exposure is not covered here in total.

Bovis Lend Lease recommends a thorough review of this document by the Project Team.

PPD Headquarters Building

Wilmington, NC

General Clarifications

General Clarifications

The following definition represents the basis of our GMP. The costs were developed based upon the documents by Cline Design Associates and Cooper Carry Inc. as indicated in the document log and the assumptions and clarifications under this section, along with project description and schedule data presented under other sections of this report.

1. Subcontractor bonds are included for all trades valued in excess of $100,000.

2. The pricing included does not anticipate any stoppage of construction work as a result of present PPD Operations. If interruptions in work are foreseeable with regards to interfacing with existing facilities or business decisions to perform only a portion of the work those costs will be addressed separately.

3. We have excluded all project design and local authority contingencies for this GMP.

4. Any economies accepted by the Owner will also be accepted by the Architect and will be incorporated into the construction drawings and specifications as if they were part of the original design.

5. The 100% Document GMP line item costs include items of work that will be subcontracted, as well as Bovis’ reimbursable costs. No guarantee exists on any separate line. Savings in any line item may be transferred to cover possible overruns of other line items. In addition the savings from the Foundation GMP, the Core and Shell GMP, and the Tenant GMP can be applied to each other at the discretion of Bovis Lend Lease.

6. The GMP is based on the premise that the design will meet all codes, laws, ordinances, rules, and regulations in effect at the time that the GMP was prepared. The GMP shall be adjusted should any discrepancies between design and the aforementioned codes, laws or ordinances result in, or require, an increase in the Cost of the Work.

7. The GMP does not include Builders Risk insurance or Performance and Payment Bond. General Liability insurance is included.

8. The GMP includes a 12-month warranty of all work that begins the date of the temporary certification of occupancy or date of first service of equipment which ever comes first. Any extended warranties required by the Specifications will be exclusively managed by and contracted between the manufacturer/subcontractor and the Owner.

9. Our GMP pricing is based on all approved submittals, even if these submittals conflict with the specifications or document requirements.

10. Our GMP is based on the attached list of drawings and specifications. We have referenced the Core and Shell specifications when an item of work appears in the Tenant Fitup documents but is only specified in the Core and Shell documents.

11. Sales Tax is included.

12. The City of Wilmington Building Permit Fee was included in the Foundation GMP of April 28, 2005. All other fees and escrows are excluded and assumed budgeted separately by PPD.

13. No Costs is included for parking fees, shuttles or any other requirements due to lack of parking during normal work hours.

PPD Headquarters Building

Wilmington, NC

General Clarifications

14. The following costs are not included in our GMP:

a.	Any Preconstruction costs

b.	Document Reproduction

c.	Security, NV, Data, or Telecommunications Systems

d.	FF&E

e.	Usage/Tap Fees

f.	Planning Fees

g.	Architectural Fees

h.	Impact/Development Fees

i.	Power consumption costs

j.	We do not include any items not specifically shown on the drawings or specifications, except for the allowance items unless specifically noted within this document.

k.	Any items included in the Foundation GMP.

l.	Any items included in the Core and Shell GMP.

Allowances:

1. Structural supports for interior storefront $25,000

PPD Headquarters Building

Wilmington, NC

General Clarifications

Assumptions and Clarifications

Building Area-For Information Only

	PPD
Mechanical	6,073.00
12	19,004.00
11	18,868.00
10	28,540.00
9	28,540.00
8	28,540.00
7	28,540.00
6	28,540.00
5	28,540.00
4	28,540.00
3	32,176.00
2	38,918.00
1	61,231.00
P2	25,490.00	40,059.00
P1	—	76,447.00

GSF Office Building	401,540.00	116,506.00	GSF Garage

Woods and Plastics

1.	Solid surface countertops to have standard edge profiles.

2.	Quartz tops are by Zodiaq.

3.	Casework to have melamine interiors.

4.	Wood veneer paneling is non-fire rated.

5.	All stainless steel organizers and dispensers at Food Service 150 are assumed to be by PPD.

Doors, Glass & Glazing

1.	We exclude the 1” bullet resistant glass door on the 12th floor. We have been unable to find this product in a frameless configuration. We include a 1/2” clear frameless glass door package that is not bullet resistant.

Finishes

1.	RB-2 resilient base is 4-1/4” not 6”.

2.	We exclude any above ceiling insulation.

3.	We include the removable partition panel details LW1.0 to LW1.5 received November 11, 2005 as requested by KPMG.

PPD Headquarters Building

Wilmington, NC

General Clarifications

Specialties

1.	We exclude all interior signage.

2.	We exclude all markerboards.

3.	We are substituting the specified Tatecrete Access Floor system with Tate’s CCN-1 250 panel on the recommendation of the manufacturer.

4.	We have allowed for 10 “Airflow” panels and 60 trimmed cable cutouts in the access floor system.

Equipment

1.	We exclude all mobile compact shelving systems, microwave ovens, and projection screens.

Furnishings

1.	The roller shades will be split horizontally due to an intermediate beam. We are providing 49 motors, 14 group controllers, and 7 switches.

Mechanical:

1.	Test and balance of system is included.

2.	There are no separate mechanical specifications issued for the tenant work. We have established our GMP on the assumption that these will be the same as those issued with the Core and Shell.

Electrical:

1.	In general, low voltage circuitry for dimming system is to be plenum rated cable.

2.	Exit lighting to be 277V in the egress areas only. The exit lighting is to be tied to the emergency generator system and, therefore, will not have battery backup.

3.	Emergency egress and night lighting is to be provided via the emergency generator system. The only areas that will have battery backup emergency lighting will be in the switchgear room, generator area, electrical rooms, and fire pump controller room.

4.	In general, concealed branch circuitry for power and lighting is to be in MC cable.

5.	Tele/data cable, devices, racks, cable tray, shielding of cable tray, J hooks, and terminations to be provided and installed by others.

6.	Power wiring for automatic flushing valves is not included. Valves are to be battery operated.

7.	Power to the cubicles is to be as specified on electrical drawing (20 amperes, 120V circuit with a standard sized neutral and grounding conductors.)

8.	The lighting in the open areas on floors 3 through 12 will be controlled by a microprocessor panel via the energy management system.

9.	UPS systems are not included.

PPD Headquarters Building

Wilmington, NC

General Clarifications

10.	There are no separate specifications for the electrical work. We have based our pricing on the assumption that these will be the same as those issued with the Core and Shell.

11.	The specified Fire Fighters phones (Spec 16721) are not included. They are replaced by the radio Transmitter (Spec 16722).

12.	Fire alarm spec 16721.2.02.M requires a LCD-160 located in the engineer’s office. Since the spec reads as one panel and we require 14, it will not function as intended.

We will provide an internet interface that will meet the intent.

13.	Fire alarm spec 16721.2.04.10 requires two loops per floor. Per discussion with Dewberry we will be providing one loop per floor on the upper floors and two loops on the main floors.

14.	The Fire alarm Graphic Annunciator (16721.2.12) will require a significant wall space to represent all floors. We include a computer based graphics annunciator with touch screen that requires limited space.

PPD Headquarters Building

Wilmington, NC Estimate Detail

The following pages comprise our detailed estimate and reflect projected quantities, unit pricing, pricing extensions and associated taxes, insurances, bonding and fringe rates associated with each trade.

Project Name:	PPD Headquarters Building	Date:	December 2, 2005
Location:	Wilmington, NC	S.F. Project Area:	518,046
	Tenant Fitup GMP Based on 100% Documents with Scope Verification	Project Number:	24.401100
Estimate No	6

				518,046

CSI DIVISION	DESCRIPTION		Current Projected Total	COST/ SQFT	% of Total
01	Staging & Logistics		$0	$0.00	0.00%
02	Site Work		$0	$0.00	0.00%
03	Concrete		$4893	$0.01	0.03%
04	Masonry		$0	$0.00	0.00%
05	Metals		$38,574	$0.07	0.21%
06	Woods & Plastics		$925,105	$1.79	5.08%
07	Thermal & Moisture Protection		$0	$0.00	0.00%
08	Doors and Windows		$872,255	$1.68	4.79%
09	Finishes		$5,613,479	$10.84	30.85%
10	Specialties		$274,226	$0.53	1.51%
11.	Equipment		$14,266	$0.03	0.08%
12	Furnishings		$204,333	$0.39	0.12%
13	Special Construction		$0	$0.00	0.00%
14	Conveying		$0	$0.00	0.00%
15	Mechanical Systems		$3,947,887	$7.62	21.69%
16	Electrical		$4,865,470	$9.04	25.75%

	Total Direct Cost		$16,580,488	$32.01	91.11%

	General Conditions		$200,000	$0.39	1.10%
	Extended General Conditions		$750,000		4.12%
	Design Fees- By Owner		$0	$0.00	0.00%
	City Balding Permit –Allowance		$0	$0.00	0.00%
	Escalation	0.00%	$0	$0.00	0.00%
	Project Contingency	0.000%	$0	$0.00	0.00%
	General Liability Insurance	1.230%	$223,838	$0.00	1.23%
	Builder’s Risk Insurance-By Owner	0	$0	$0.00	0.00%

	Subtotal		$17,754,326	$34.27	97.56%
	Fee
	Preconstruction		$443,858		2.44%
			$0		0.00%
	Bond- Not Required		$0		0.00%

	Total Building Construction Budget Amount		$18,198,184	$35.13	100%

PPD HEADQUARTERS BUILDING

Tenant Fitup 100% Document GMP with Scope Verification

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
03-Tenant Fit-Out
03000		CONCRETE

03300		Place Concrete
	—	Lt Wt conc on platform 1A7.6	950.00	sf	5.15	/sf	4,893

		Place Concrete					4,893

		CONCRETE					4,893

05000		METALS

05500		Metal Fabrications
	—	Miscellaneous Metals	1.00	ls	7,931.00	/Is	7,931
	—	metal deck at platform IA7.6	950.00	sf	5.15	/sf	4,893
	—	Interior storefront supports (allow)	1.00	ls	25,750.00	/ls	25,750

		Metal Fabrications					38,574

		METALS					38,574

06000		WOODS AND PLASTICS

06100		Rough Carpentry
	800	Wood Blocking @ folding Partitions	1,030.00	lnft	6.18 /	lnft	6,365
	—	Miscellaneous blocking	1.00	ls	34,999.40	/ls	34,999

		Rough Carpentry					41,365
		515.00 Labor hours

06220		Millwork (l&m)
	—	Millwork Subcontract	1.00	ls	842,540.01	/ls	842,540
	—	Seatcushions	1.00	lf	15,450.00	/lf	15,450
	—	Caulking at millwork	1.00	ls	25,750.00	/ls	25,750

		Millwork l&m)					883,740

		WOODS AND PLASTICS					925,105
		515.00 Labor hours

08000		DOORS AND WINDOWS

08100		Metal Doors & Frames
	o000	H.M. Door Frame with Side Light	492.00	each	360.50	/each	177,366
	o000	H.M. Frames 6-0” x 7’-0”	10.00	each
	—	H.M. Frames 3’-0” x 7’-0”	146.00	each

		Metal Doors & Frames					177,366

08210		Wood Doors
	—	Wood Doors 3’-O” x 7-0	663.00	each	360.50	leach	239,012

		Wood Doors					239,012

08330		Coiling Doors & Grilles
	n —	Overhead Coiling Doors	4.00	ea	2,575.00	/ea	10,300

		Coiling Doors & Grilles					10,300

08710		Door Hardware
	—	Door Hardware	663.00	leaf	206.00	/leaf	136,578

		Door Hardware					136,578

08820		Interior Glass Pad/lions
	—	Glaze Sidelights (see curtainwall)	7,100.00	sqft

PPD HEADQUARTERS BUILDING

Tenant Fitup 100% Document GMP with Scope Verification

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
		Interior Glass Pad/lions
		7,100.00 Labor hours

08830		Mirrors
	—	Mirrors at Health Club	1,000.00	sqft
		Mirrors
		1,000.00 Labor hours
08900		Glazed Curtain Wall
	—	Interior curtainwall and glazing sub	1.00	ls	309,000.00	/ls	309,000
	—	Acrylic panels 11/IA7.3	50.00	sf
	—	Glass handrail	40.00	lf
	—	Glass panel at Lobby 2/IA7.1	360.00	sf
	—	Glass panel at Library 11/IA7.7	640.00	sf
		Int curtainwatl	800.00	sf

		Glazed Curtain Wall					309,000

		DOORS AND WINDOWS					872,256
		8,100.00 Labor hours

09000		FINISHES
09250		Gypsum Wallboard
	—	Drywall/Acoustic Subcontract-Fitup	1.00	ls	3,296,000.04/	ls	3,296,000
	—	Demountabte partition detail	1.00	ls	185,400.00 /	ls	185,400
		(KPMG)

		Gypsum Wallboard					3,481,400

09310		Ceramic Tile
	—	Ceramic Tile Floors/Walls/Base	1.00	ls	375,950.00 /	ls	375,950

		Ceramic Tile					375,950

09380		Cut Natural Stone Tile
	n—	Stone flooring	2,700.00	sqft	59.122/	sqft	159,629

		Cut Natural Stone Tile					159,629
		2,700.00 Labor hours

09510		Acoustical Ceilings
	10	Acoust Ceilings (see drywall)	287,550.00	sqft
	—	Mounted Ac Pnl Clgs (see drywall)	1.00	ls

09520		Acoust Wall Treatment (O)
	—	Acoustical Wall Panels

09650		Resilient Flooring
	0005	Resil Vinyl Tile (see Cpt)	14,700.00	sqft
	o010	Resil Base 4” (see Cpt)	55,700.00	lnft
	o010	Rubber treads at stairs (see Cpt)	2,381.00	lnft
		Solid Vinyl Tile (See Cpt)	1.00	sf
		Resillent Flooring
		1,020.19 Labor hours
		1,020.19 Equipment hours

09680		Carpet
	—	Carpet Tile and Resilient	1.00	Is	1,184,500.02 /	ls	1,184,500

		Carpet					1,184,500

09700		Special Flooring
	—	Rash Athletic Ft (See Cpt)	1,800.00	sqft
		Special Flooring
		1,800.00 Labor hours

PPD HEADQUARTERS BUILDING

Tenant Fitup 100% Document GMP with Scope Verification

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
09900		Painting & Coatings
	05	Painting	1.00	ls	412,000.00	/ls	412,000

		Painting & Coatings					412,000

09950		Wall Coverings
	01	Vinyl Wall Covering (see Painting)	17,328.00	sf

		FINISHES					5,613,479
		5,520.19 Labor hours
		1,020.19 Equipment hours

10000		SPECIALTIES
10270		Access Flooring
	—	Access Floor at IT	3,000.00	sqft	11.33	/sqft	33,990
	—	Access Floor Conference Area	3,000.00	sqft	11.33	/sqft	33,990

		Access Flooring					67,980
		6,000.00 Labor hours

10520		Fire Protection Specialty
	—	Fire Extinguishers & Cabinets	60.00	each	283.25	/each	16,995

		Fire Protection Specialty					16,995

10605		Wire Mesh Partitions
	—	Wire Mesh Partitions	28.00	lf	128.75	/lf	3,605

		Wire Mesh Partitions					3,605

10630		Portable Partitions
		Operable Partitions 14-0” high	325.00	lnft	515.00	/lnft	167,375
		Operable Partitions 9’-0” high	32.00	lnft	499.55	/lnft	15,986

		Portable Partitions					183,361

10800		Toilet & Bath Accessories
	15	Toilet tissue disp	2.00	each	33.71	/each	67
	50	Towel Dispensers	5.00	each	26.06	/each	130
	60	Grab bars	4.00	each	120.17	/each	481
	75	Passthrough	2.00	each	556.200	/each	1,112
	80	Soap Dispensers	3.00	each	61.853	/each	186
	115	Mirrors 18x3O	2.00	ea	154.50	/ea	309

		Toilet & Bath Accessories					2,285
		13.03 Labor hours
		1.334 Equipment hours

		SPECIALTIES					274,226
		6,013.03 Labor hours
		1.334 Equipment hours

11000		EQUIPMENT
11450		Residential Equipment
	—	Break Room Refrigerators	18.00	each	721.00	/each	12,978
	—	Icemakers	1.00	ea	772.50	/ea	773
	—	Dishwashers	1.00	ea	515.00	/ea	515

		Residential Equipment					14,266

		EQUIPMENT					14,266

12000		FURNISHINGS
12490		Window Treatment-new
	—	Window Blinds	1,733.00	ea	60.203	/ea	104,333

PPD HEADQUARTERS BUILDING

Tenant Fitup 100% Document GMP with Scope Verification

					Total
Item		Description	Takeoff Qty		Unit Cost		Amount
12490		Window Treatment-new
	—	Motorized Roller Shades	1.00	ls	100,000.65	/ls	100,001

		Window Treatment-new					204,333

12670		Rugs and Mats
	—	Entry Mats (see carpet)

		FURNISHINGS					204,333

15000		MECHANICAL

15300		Fire Protection
	—	Fire Protection Systems	1.00	ls	262,650.00	/ls	262,650
	—	Clean Agent System	1.00	ls	154,500.00	/ls	154,500
	—	Added sprinkler heads	1.00	ls	87,550.00	/ls	87,550

		Fire Protection					504,700

15400		Plumbing
	—	Plumbing Systems	1.00	ls	116,390.00	/ls	116,390

		Plumbing					116,390

15500		HVAC
	—	HVAC Systems	1.00	ls	2,018,800.02	/ls	2,018,800
	—	Additional VAV boxes	11.00	ea	3,090.00	/ea	33,990
	—	Data Center Equipment	1.00	ls	396,447.01	/ls	396,447
	—	NC units at IDF rooms	1.00	ls	149,350.00	/ls	149,350
	—	Misc HVAC requirements	1.00	ls	38,110.00	/ls	38,110
	—	Controls	1.00	ls	690,100.01	/ls	690,100

		HVAC .					3,326,797

		MECHANICAL					3,947,887

16000		ELECTRICAL

16100		Electrical
	—	Electrical Systems	1.00	ls	4,197,250.04	/ls	4,197,250
	—	Fire alarm	1.00	ls	432,600.01	/ls	432,600
	—	Data Center work (from Core Shell)	1.00	ls	55,620.00	/ls	55,620

		Electrical					4,685,470

		ELECTRICAL					4,685,470

		03-Tenant Fit-Out					16,580,488
		20,148.22 Labor hours
		1,021.522 Equipment hours

		Estimate Totals
			16,580,488		16,580,488
		Total			16,580,488		33.167

Project Name:	PPD Headquarters Building	Date: December 2, 2005
Location:	Wilmington, NC S.F. Project Area:	518,046
Tenant Fitup GMP Based on 100% Documents with Scope Verification		Project Number. 24401100
Estimate No	7

			Est. No. 7	Est. No. 6

CSI DIVISION	DESCRIPTION		Current Tenant Fit up Total	Tenant Fit up Budget of 9/26/2005	Difference
01	Staging & Logistics		$0	$0	0.00%
02	Site Work		$0	$0	0.00%
03	Concrete		$4893	$0	0.03%
04	Masonry		$0	$0	0.00%
05	Metals		$38,574	$9,069	0.21%
06	Woods & Plastics		$925,105	$1,270,193	5.08%
07	Thermal & Moisture Protection		$0	$0	0.00%
08	Doors and Windows		$872,255	$666,661	4.79%
09	Finishes		$5,613,479	$5,203,994	30.85%
10	Specialties		$274,226	$452,845	1.51%
11.	Equipment		$14,266	$18,025	0.08%
12	Furnishings		$204,333	$219,783	0.12%
13	Special Construction		$0	$0	0.00%
14	Conveying		$0	$0	0.00%
15	Mechanical Systems		$3,947,887	$3,601,189	21.69%
16	Electrical		$4,865,470	$4,715,520	25.75%

	Total Direct Cost		$16,580,488	$16,157,279	$423,209

	General Conditions		$200,000	$200,000	$0
	Extended General Conditions		$750,000	$0	$750,000
	Design Fees- By Owner		$0	$0	$0
	City Balding Permit -Allowance		$0	$0	$0
	Escalation	0.00%	$0	$345,312	$(345,312)
	Project Contingency	0.000%	$0	$345,312	$(345,312)
	General Liability Insurance	1.230%	$223,838	$217,676	$6,162
	Builder’s Risk Insurance-By Owner		$0		$0

	Subtotal		$17,754,326	$17,265,579	$48,747
	Fee
	Preconstruction	2.500%	$443,858	$431,639	$12,219
	Bond- Not Required		$0		$0

	Total Building Construction Budget Amount		$18,198,184	$17,697,218	$50,965

Project Name: PPD Headquarters Building	Date: December 2, 2005
Location: Wilmington, NC	S.F. Project Area: 518,046
Total Project Costs Including Foundation GMP, Core and Shell GMP, and Tenant Fitup GMP	Project Number: 24401100

CSI DIVISION	DESCRIPTION	Foundation GMP	Core and Shell GMP 100% Documents	Tenant Upfit Budget 100% Documents	Total Project Cost	Cost/ SQFT	% of Total
02	Site Work	$4,417,947	$2,835,778	$0	$7,253,725	$14.00	9.39%
03	Concrete	$4,350,720	$12,956,184	$4893	$17,311,797	$33.42	22.41%
04	Masonry	$0	$484,203	$0	$484,203	$0.93	0.63%
05	Metals	$0	$1,710,263	$38,574	$1,748,837	$3.38	2.26%
06	Woods & Plastics	$0	$70,513	$925,105	$995,618	$1.92	1.29%
07	Thermal & Moisture Protection	$168,872	$1,760,417	$0	$1,929,289	$3.72	2.50%
08	Doors and Windows	$0	$7,434,815	$872,255	$8,307,070	$16.04	10.75%
09	Finishes	$0	$2,873,373	$5,613,479	$8,486,852	$16.38	10.98%
10	Specialties	$0	$222,710	$274,226	$496,936	$0.96	0.64%
11	Equipment	$0	$82,400	$14,266	$96,666	$0.19	0.13%
12	Furnishings	$0	$0	$204,333	$204,333	$0.39	0.26%
13	Special Construction	$0	$0	$0	$0	$0.00	0.00%
14	Conveying	$0	$1,597,736	$0	$1,597,736	$3.08	2.07%
15	Mechanical Systems	$124,720	$8,103,458	$3,947,887	$12,176,065	$23.50	15.76%
16	Electrical	$111,510	$3,793,98	$4,865,470	$8,590,961	$16.58	11.12%
					$0

	Total Direct Cost	$9,173,769	$43,925,831	$16,580,488	$69,680,088	$134.51	90.18%

	Sub Total	$9,173,769	$43,925,831	$16,580,488	$69,680,088	$134.51	90.18%

	General Conditions	$750,000	$2,676,987	$200,000	$3,626,987	$7.00	4.69%
	Extended general Conditions Design Fees- By Owner	$0	$0	$750,000	$750,000	$1.45	0.97%
	City Building Permit -Allowance	$66,000	$0	$0	$66,000	$0.13	0.09%
	Escalation		$58,000	$0	$58,000	$0.11	0.08%
	Project Contingency	$0	$0	$0	$0	$0.00	0.00%
	General Liability Insurance	$249,821	$0	$0	$249,821	$0.48	0.32%
	Builder’s Risk Insurance-By Owner	$130,744	$595,788	$223,838	$950,370	$1.83	1.23%

	Subtotal	$10,370,334	$47,256,606	$17,754,326	$75,381,266	$145.51	97.56%
	Fee	$259,258	$1,181,415	$443,859	$1,884,531	$3.64	2.44%
	Bond- Not Required						0.00%

	Total Building Construction Amount	$10,629,592	$48,438,021	$18,198,184	$77,265,797	$149.15	100.00%

Additional Costs to be Incorporated into the GMP

Preconstruction	$350,000
Water containment and treatment (as of 10/31/05)	$144,024 allowance
Capping plan (final cost TBD)	$444,288 allowance
Emergency work per NCDENR (completed costs)	$22,776
Removal of unknowns from excavation (final costs TBD)	$39,209 allowance
Unsuitable soils (as of 11/16/2005)	$521,403 allowance
Work to clean up after hurricanes (as of 10/31/2005)	$38,440 allowance
Printing costs (as of 10/31/2005)	$52,928 allowance

Subtotal	$1,613,068
Total	$78,878,865